ASSETS HELD FOR SALE AND DISPOSITIONS - Fair value changes in properties classified as assets held for sale (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Fair Value of Property, Classified as Held for Sale [Roll Forward]
Balance, beginning of year	$ 41,182	$ 64,612
Fair value gains, net	3,627	1,934
Foreign currency translation, net	469	(1,877)
Other changes	0	5
Disposals	(45,278)	(66,021)
Classified as assets held for sale	0	42,529
Balance, end of year	$ 0	$ 41,182